--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                              New England
                                                              Equity Income Fund

                                                               [graphic omitted]
                                                                         Where
                                                                        The Best
                                                                          Minds
                                                                         Meet(R)

-----------------
December 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index --a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
Not FDIC insured                 May lose value                No bank guarantee
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

Progress on the Y2K Front
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Eqity Income Fund's inception on 11/28/95, compared to the S&P 500 Index. The data points from the graph are as follows:]

                NOVEMBER 1995 (INCEPTION) THROUGH DECEMBER 1998

                         Net            With Maximum         S&P
                    Asset Value(1)     Sales Charge(2)      500(4)
                   --------------     ---------------       ------
11/28/95               $10,000             $ 9,425          $10,000
   12/95               $10,321             $ 9,728          $10,215
    6/96               $11,356             $10,703          $11,245
   12/96               $13,068             $12,316          $12,555
    6/97               $14,629             $13,788          $15,140
   12/97               $16,026             $15,105          $16,737
    6/98               $17,002             $16,025          $19,694
   12/98               $16,455             $15,509          $21,510

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
   CLASS A (Inception 11/28/95)                 1 YEAR          SINCE INCEPTION
   Net Asset Value1                              2.7%               17.5%
   With Max. Sales Charge(2)                    -3.2%               15.3
--------------------------------------------------------------------------------
   CLASS B (Inception 9/15/97)                  1 YEAR          SINCE INCEPTION
   Net Asset Value(1)                            2.0%                4.4%
   With CDSC3                                   -3.0                 1.3
--------------------------------------------------------------------------------
   CLASS C (Inception 9/15/97)                  1 YEAR          SINCE INCEPTION
   Net Asset Value(1)                            2.0%                4.5%
   With CDSC(3)                                  1.0                 4.5
--------------------------------------------------------------------------------
                                                     SINCE              SINCE
                                                    CLASS A          CLASS B & C
   COMPARATIVE PERFORMANCE           1 YEAR        INCEPTION          INCEPTION
   S&P 500 Stock Index(4)             28.5%          28.1%              27.2%
   Lipper Equity Income Average(5)    10.9           18.9               10.6
   Morningstar Large Value Avg.(6)    12.3           19.9               10.3
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All Index and Fund performance assumes reinvestment of distributions.

    NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Standard & Poor's Composite Index of 500 Stocks (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Equity Income Average is an average of the total return performance (based on NAV) of funds with similar objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 11/30/95. Class B and C since inception returns are calculated from 9/30/97.

(6) Morningstar Large Value Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 11/30/95. Class B and Class C since inception returns are calculated from 9/30/97.

--------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[Photo of Mauricio F. Cevallos]
[Photo of Tom Kolefas]
[Photo of Peter Ramsden]

Mauricio F. Cevallos,
Tom Kolefas,
Peter Ramsden
Loomis, Sayles & Company, L.P.

Q. Please tell us about New England Equity Income Fund's performance during
   1998.

For the 12 months ending December 31, 1998, New England Equity Income Fund's Class A shares had a total return of 2.7% based on net asset value. This return includes a $0.03 per share gain and distributions of $0.43 per share. This performance significantly lagged the 28.5% return of the Standard & Poor's 500 Composite Index of Stocks (the "S&P 500"), whose performance was largely driven by a few large-company growth stocks. The Fund, however, tends to emphasize a value-based approach. During 1998, the performance of value stocks generally lagged that of growth stocks.

Q. What was the investment environment in 1998?

Despite more ups and downs than in the previous several years, by year-end 1998 a fourth year of remarkable increases had been recorded. However, a majority of the market's gains were once again concentrated in relatively few large-capitalization growth stocks.

After peaking in mid July, the market stumbled on renewed Asian jitters and their expected impact on the earnings of U.S. firms. The market had lost nearly 10%, when, in early August, Russia defaulted on a portion of its debt and investors sought to limit their emerging market exposure. Many investors feared a broader global economic meltdown and rushed to increase their cash allocation. This panic reached its extreme point on August 31 when the market lost 6.8% in just one day. The market rebounded, rising 6.4% in September. But the recovery was cut short by the failure of Long-Term Capital Management, a large, highly leveraged hedge fund, whose $3.6 billion bailout orchestrated by a consortium of 15 or more investment banks raised serious concerns over the matter of credit risk in both the equity and bond markets. By October 8 the market had erased September's gains and seemed about to head lower. As 1998 drew to a close, the uncertainty in the markets caused by the Clinton scandal and the threat of a war in Iraq kept investors away from value stocks and further focused demand for stocks with steady growth prospects.

Meanwhile, two powerful forces were at work in the background that combined to support high equity valuations -- lower interest rates and lower oil prices. The Federal Reserve Board cut short-term interest rates three times between September 29 and November 17. This rapid series of cuts reassured investors that the Fed was determined not to let our economy suffer because of events overseas, and that inflation presented no near-term threat. The response, beginning in early October was euphoric; the S&P 500 rebounded a stunning 24% in just two months.

                                  YOUR FUND'S 10 LARGEST INVESTMENTS -- 12/31/98

                                                        % of
     Company                                         Net Assets
--------------------------------------------------------------------------------
 1.  Warnaco Group                                       4.1
--------------------------------------------------------------------------------
 2.  Philip Morris Cos.                                  3.8
--------------------------------------------------------------------------------
 3.  American General                                    3.7
--------------------------------------------------------------------------------
 4.  Bank of New York                                    3.6
--------------------------------------------------------------------------------
 5.  GTE Corp.                                           3.5
--------------------------------------------------------------------------------
 6.  Fleet Financial Group, Inc.                         3.4
--------------------------------------------------------------------------------
 7.  RJR Nabisco Holdings Corp.                          3.3
--------------------------------------------------------------------------------
 8.  Masco Corp.                                         3.2
--------------------------------------------------------------------------------
 9.  Hartford Financial Services Group                   3.1
--------------------------------------------------------------------------------
10.  Edison International                                3.1

Portfolio holdings and asset allocation will vary.


Given this environment, what was your investment strategy during the period?

As always, the Fund concentrated on a research-intensive approach to individual stock selection, focusing on getting the most value (either in earnings, cash flow or assets) for each investment dollar. We also insist on a second discipline; every stock in the portfolio must seek to provide a dividend yield greater than the yield on the S&P 500. This discipline is designed to preserve capital, because portfolios with superior dividend yields have historically performed well in protracted down markets.

Q. What were the principal factors affecting performance?

The investment environment of the past twelve months was particularly challenging for the Fund.

By sticking with its strict value-style investment discipline, the Fund was operating in an asset class that has been decidedly out of favor. Investors have been paying higher and higher prices for stocks that they hope will deliver more predictable growth. Thus growth stocks, despite their high valuations, were the market's darlings in 1998. We underweighted technology and health care stocks, due to their overall inflated price-to-earnings ratios, which hindered fund performance. Our buy discipline, which requires a below market price-to-earnings ratio and a greater yield than the market as a whole, largely eliminated these sectors from consideration. Investments in the basic industries and energy sectors were also a major drag on Fund performance in the face of the Asian economic crisis and declining oil prices. The Fund benefited from its investments in the domestic telecommunications industry, especially GTE and Ameritech.

Q. What is your current outlook for the stock market and the Fund?

With near term recovery in Asia unlikely and wage inflation still strong in the United States, we believe corporate America could suffer an earnings slowdown in 1999. We think depressed consumer markets abroad will slow the growth of large U.S. multinationals and put pressure on companies that have high export sales. The strong dollar will likely continue to impede trade as U.S. products and services remain expensive for buyers overseas. This environment could cause investors to become more conservative. As preservation of capital becomes a priority, earnings, cash flow and assets will return as the standards by which investments are valued.

We have constructed the portfolio from the speculative excesses in today's marketplace, with an estimated average 1999 price/earnings ratio 30% below that of the S&P 500, a dividend yield 65% higher than the Index, and many stocks selling at 25% to 50% below their break-up value, which is the aggregate market value of a company if each of its parts operated independently and had its own stock price. Going forward, we believe the Fund will be an effective vehicle for protecting and growing capital.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign securities, which can involve special risks. Investments in small-cap investments carry special risks, including trading in narrower markets, limited financial and management resources, less liquidity and greater volatility than large-cap stocks. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
Note to shareholders: While we were producing this report, portfolio manager Mauricio F. Cevallos left the Fund to take another position at Loomis, Sayles & Company, L.P. Remaining managers Tom Kolefas and Peter Ramsden will act as portfolio managers of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCK--98.0% OF TOTAL NET ASSETS

    SHARES       DESCRIPTION                                        VALUE (a)
------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE--2.9%
    12,600       Lockheed Martin Corp. ........................     $ 1,067,850
                                                                    -----------
                 APPAREL & TEXTILES--4.1%
    60,000       Warnaco Group ................................       1,515,000
                                                                    -----------
                 AUTOMOTIVE--3.0%
    15,500       General Motors Corp. .........................       1,109,219
                                                                    -----------
                 BANKS--5.3%
    20,800       BankBoston Corp. .............................         809,900
    28,200       Wells Fargo & Co. ............................       1,126,237
                                                                    -----------
                                                                      1,936,137
                                                                    -----------
                 BANKS & THRIFTS--3.6%
    32,800       Bank of New York Company, Inc. ...............       1,320,200
                                                                    -----------
                 COMPUTERS & BUSINESS EQUIPMENT--3.0%
     9,300       Xerox Corp. ..................................       1,097,400
                                                                    -----------
                 CONSTRUCTION MATERIALS--3.2%
    40,400       Masco Corp. ..................................       1,161,500
                                                                    -----------
                 DOMESTIC OIL--4.8%
    30,400       El Paso Energy Corp. .........................       1,058,300
    23,400       USX-Marathon Group ...........................         704,925
                                                                    -----------
                                                                      1,763,225
                                                                    -----------
                 ELECTRIC UTILITIES--3.1%
    40,800       Edison International .........................       1,137,300
                                                                    -----------
                 ENERGY--2.2%
    38,400       Conoco, Inc. .................................         801,600
                                                                    -----------
                 FINANCIAL SERVICES--6.0%
    28,000       Fleet Financial Group, Inc. ..................       1,251,250
     1,000       Hvide Capital Trust 144A .....................          16,000
    19,800       ReliaStar Financial Corp. ....................         913,275
                                                                    -----------
                                                                      2,180,525
                                                                    -----------
                 FOOD & BEVERAGES--6.7%
    26,100       Philip Morris Cos. ...........................       1,396,350
    37,900       Supervalu, Inc. ..............................       1,061,200
                                                                    -----------
                                                                      2,457,550
                                                                    -----------
                 INDUSTRIAL MACHINERY--2.0%
    11,500       Magna International, Inc. ....................         713,000
                                                                    -----------

                 INSURANCE--11.4%
    17,100       American General .............................     $ 1,333,800
    27,600       Conseco, Inc. ................................         843,525
    20,800       Hartford Financial Services Group ............       1,141,400
    10,300       Lincoln National Corp., Inc. .................         842,669
                                                                    -----------
                                                                      4,161,394
                                                                    -----------
                 PAPER--4.5%
    12,300       Bowater, Inc. ................................         509,681
    20,700       Kimberly-Clark Corp. .........................       1,128,150
                                                                    -----------
                                                                      1,637,831
                                                                    -----------
                 PAPER & FOREST PRODUCTS--2.1%
     8,200       Georgia Pacific Corp. ........................         480,212
    12,600       Georgia Pacific Corp. Timber Group ...........         300,038
                                                                    -----------
                                                                        780,250
                                                                    -----------
                 PHOTOGRAPHY--2.0%
    10,200       Eastman Kodak Co. ............................         734,400
                                                                    -----------
                 REAL ESTATE--3.9%
    58,600       Developers Diversified Realty ................       1,040,150
    12,300       Health Care Property Investments, Inc. .......         378,225
                                                                    -----------
                                                                      1,418,375
                                                                    -----------
                 RETAIL--2.3%
    19,400       Sears, Roebuck & Co. .........................         824,500
                                                                    -----------
                 STEEL--1.0%
    18,300       Allegheny Teledyne, Inc. .....................         374,006
                                                                    -----------
                 TELECOMMUNICATION--10.0%
    16,300       Ameritech Corp. ..............................       1,033,012
    19,400       GTE Corp. ....................................       1,261,000
    10,600       Telecomunicacoes Brasileiras (ADR) ...........         770,488
    12,400       Telefonos de Mexico S.A. de C.V. (ADR) .......         603,725
                                                                    -----------
                                                                      3,668,225
                                                                    -----------
                 TOBACCO--3.3%
    41,000       RJR Nabisco Holdings Corp. ...................       1,217,188
                                                                    -----------
                 TRUCKING & FREIGHT FORWARDING--5.1%
    41,800       Ryder Systems, Inc. ..........................       1,086,800
    41,000       Teekay Shipping Corp. ........................         771,313
                                                                    -----------
                                                                      1,858,113
                                                                    -----------
                 UTILITIES--2.5%
    21,400       Pinnacle West Capital Corp. ..................         906,825
                                                                    -----------
                 Total Common Stock (Identified
                   Cost $34,302,421) ..........................      35,841,613
                                                                    -----------

SHORT TERM INVESTMENT--2.8%

   FACE
  AMOUNT              DESCRIPTION                                    VALUE (a)
-------------------------------------------------------------------------------
$1,011,000       Repurchase Agreement with State Street Bank
                   and Trust Co. dated 12/31/1998 at 4.000% to
                   be repurchased at $1,011,449 on 1/04/1999,
                   collateralized by $760,000 U.S. Treasury
                   Bond at 8.125%, due 8/15/2019 valued at
                   $1,038,630 .................................     $ 1,011,000
                                                                    -----------
                 Total Short Term Investment (Identified
                   Cost $1,011,000) ...........................       1,011,000
                                                                    -----------
                 Total Investments--100.8% (Identified
                   Cost $35,313,421) (b) ......................      36,852,613
                 Other assets less liabilities ................        (289,464)
                                                                    -----------
                 Total Net Assets--100% .......................     $36,563,149
                                                                    ===========

(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information: At December 31, 1998 the net
     unrealized appreciation on investments based on cost
     of $35,313,421 for federal income tax purposes was
     as follows:
     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost .....     $ 3,687,949
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value .............................................      (2,148,757)
                                                                    -----------
     Net unrealized appreciation ..............................     $ 1,539,192
                                                                    ===========

ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $16,000 or 0.04% of net assets.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $35,313,421)               $36,852,613
  Cash ..............................................                      539
  Receivable for:
    Fund shares sold ................................                  149,172
    Dividends and interest ..........................                  150,548
    Tax reclaims ....................................                    1,180
  Unamortized organization expenses .................                    9,066
                                                                   -----------
                                                                    37,163,118
LIABILITIES
  Payable for:
    Securities purchased ............................  $449,379
    Fund shares redeemed ............................    93,370
    Withholding Taxes ...............................     1,797
  Accrued expenses:
    Management fees .................................     6,679
    Deferred trustees' fees .........................     1,229
    Accounting and administrative ...................     1,971
    Other expenses ..................................    45,544
                                                                       599,969
                                                                   -----------
NET ASSETS ..........................................              $36,563,149
                                                                   ===========
  Net Assets consist of:
    Capital paid in .................................              $35,728,810
    Undistributed net investment income .............                    4,105
    Accumulated net realized gains (losses) .........                 (708,989)
    Unrealized appreciation (depreciation) on
      investments and foreign currency transactions .                1,539,223
                                                                   -----------
NET ASSETS ..........................................              $36,563,149
                                                                   ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
  shares ($17,838,893 divided by 1,012,303 shares
  of beneficial interest) ...........................                   $17.62
                                                                        ======
Offering price per share (100/94.25 of $17.62) ......                   $18.69*
                                                                        ======
Net asset value and offering price of Class B shares
  ($16,623,036 divided by 943,205 shares of
  beneficial interest) ..............................                   $17.62**
                                                                        ======
Net asset value and offering price of Class C shares
  ($2,101,220 divided by 119,174 shares of beneficial
  interest) .........................................                   $17.63**
                                                                        ======

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of these amounts.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of $5,712) ........                $  968,014
  Interest ..........................................                    88,954
                                                                     ----------
                                                                      1,056,968
  Expenses
    Management fees .................................  $  248,935
    Service fees - A ................................      46,490
    Service and distribution fees - Class B .........     149,078
    Service and distribution fees - Class C .........      20,584
    Trustees' fees and expenses .....................       6,678
    Accounting and administrative ...................      21,298
    Custodian .......................................      52,712
    Transfer agent ..................................     123,563
    Audit and tax services ..........................      20,900
    Legal ...........................................       8,596
    Printing ........................................      27,854
    Registration ....................................      92,275
    Amortization of organization expenses ...........       3,940
    Insurance .......................................       1,000
    Miscellaneous ...................................       8,778
  Total expenses ....................................     832,681
  Less expenses waived by the investment adviser and
    distributor .....................................    (172,002)      660,679
                                                       ----------    ----------
  Net investment income .............................                   396,289
REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS
  and FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on investments - net .........    (495,667)
Unrealized appreciation (depreciation) on:
    Investments - net ...............................     395,798
    Foreign currency transactions - net .............          31
  Total unrealized appreciation (depreciation) on
    investments and foreign currency transactions ...     395,829
  Net gain (loss) on investment transactions ........                   (99,838)
                                                                     ----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......     $  296,451
                                                                     ==========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------
                                                                      1997                  1998
                                                                   -----------           -----------
FROM OPERATIONS
  Net investment income .....................................      $    94,305           $   396,289
  Net realized gain (loss) on investments ...................          326,007              (495,667)
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions ...........................          739,065               395,829
                                                                   -----------           -----------
  Increase (decrease) in net assets from operations .........        1,159,377               296,451
                                                                   -----------           -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................................          (75,660)             (268,096)
    Class B .................................................          (19,575)             (115,988)
    Class C .................................................           (3,144)              (15,562)
  Net realized gain on investments
    Class A .................................................         (157,550)             (179,152)
    Class B .................................................          (31,171)             (162,228)
    Class C .................................................           (5,079)              (21,050)
                                                                   -----------           -----------
                                                                      (292,179)             (762,076)
                                                                   -----------           -----------
  Increase (decrease) in net assets derived from capital
    share transactions ......................................       22,171,694            11,376,636
                                                                   -----------           -----------
  Total increase (decrease) in net assets ...................       23,038,892            10,911,011
NET ASSETS
  Beginning of the year .....................................        2,613,246            25,652,138
                                                                   -----------           -----------
  End of the year ...........................................      $25,652,138           $36,563,149
                                                                   -----------           -----------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the year ...........................................      $     1,207           $     4,105
                                                                   ===========           ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
                                                         ------------------------------------------------------------------
                                                          THE PERIOD
                                                         NOVEMBER 15,
                                                             1995(a)
                                                           THROUGH                        YEAR ENDED DECEMBER 31,
                                                          DECEMBER 31,         --------------------------------------------
                                                             1995               1996               1997              1998
                                                             ----               ----               ----              ----
Net Asset Value, Beginning of Period ................       $12.50             $12.86             $15.15             $17.59
                                                            ------             ------             ------             ------
Income From Investment Operations

Net Investment Income ...............................         0.04               0.31               0.25               0.26(b)
Net Realized and Unrealized Gain (Loss) on
  Investments .......................................         0.36               3.11               3.15               0.20(c)
                                                             -----              -----              -----              -----
Total From Investment Operations ....................         0.40               3.42               3.40               0.46
                                                             -----              -----              -----              -----
Less Distributions
Distributions From Net Investment Income ............        (0.04)             (0.30)             (0.26)             (0.26)
Distributions From Net Realized Capital Gains .......         0.00              (0.83)             (0.70)             (0.17)
                                                             -----              -----              -----              -----
Total Distributions .................................        (0.04)             (1.13)             (0.96)             (0.43)
                                                             -----              -----              -----              -----
Net Asset Value, End of Period ......................       $12.86             $15.15             $17.59             $17.62
                                                            ======             ======             ======             ======
Total Return (%) (d) ................................         3.2               26.6               22.6                2.7
Ratio of Operating Expenses to Average Net
  Assets (%) (e) ....................................         1.50(f)            1.50               1.50               1.50
Ratio of Net Investment Income to Average Net
  Assets (%) ........................................         3.58(f)            2.06               1.76               1.48
Portfolio Turnover Rate (%) .........................            0                 45                 33                 61
Net Assets, End of Period (000) .....................       $2,064             $2,613            $14,681            $17,839

(a) Commencement of operations.
(b) Per share net investment income has been
    calculated using the average shares outstanding
    during the year.
(c) The amount shown for a share outstanding does not
    correspond with the aggregate net gain/(loss) on
    investments for the period ended December 31,
    1998, due to the timing of purchases and
    redemptions of fund shares in relation to
    fluctuating market values of the investments of
    the Fund.
(d) A sales charge is not reflected in total return
    calculations. The period less than one year is
    not annualized.
(e) The ratio of operating expenses to average net
    assets without giving effect to this expense
    limitation described in Note 4 to the Financial
    Statements would have been (%) ..................         5.97(f)            3.67               3.10               1.92
(f) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                    CLASS B                                  CLASS C
                                                    -------------------------------------      -------------------------------------
                                                         THE PERIOD                              THE PERIOD
                                                       SEPTEMBER 15,                             SEPTEMBER 15,
                                                          1997(a)                                  1997(a)
                                                          THROUGH             YEAR ENDED           THROUGH            YEAR ENDED
                                                        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                                           1997                 1998                1997                 1998
                                                           ----                 ----                ----                 ----
Net Asset Value, Beginning of Period ..............       $17.06               $17.59              $17.06              $17.59
                                                          ------               ------              ------              ------
Income From Investment Operations
Net Investment Income .............................         0.03                 0.13(b)             0.03                0.13(b)
Net Realized and Unrealized Gain (Loss)
  on Investments ..................................         0.60                 0.20(c)             0.60                0.21(c)
                                                          ------               ------              ------              ------
Total From Investment Operations ..................         0.63                 0.33                0.63                0.34
                                                          ------               ------              ------              ------
Less Distributions
Distributions From Net Investment Income ..........        (0.04)               (0.13)              (0.04)              (0.13)
Distributions From Net Realized Capital Gains .....        (0.06)               (0.17)              (0.06)              (0.17)
                                                          ------               ------              ------              ------
Total Distributions ...............................        (0.10)               (0.30)              (0.10)              (0.30)
                                                          ------               ------              ------              ------
Net Asset Value, End of Period ....................       $17.59               $17.62              $17.59              $17.63
                                                          ======               ======              ======              ======
Total Return (%) (d) ..............................         3.7                  2.0                 3.7                 2.0
Ratio of Operating Expenses to Average
  Net Assets (%) (e) ..............................         2.25(f)              2.25                2.25(f)             2.25
Ratio of Net Investment Income to Average
  Net Assets (%) ..................................         1.01(f)              0.73                1.01(f)             0.73
Portfolio Turnover Rate (%) .......................           33                   61                  33                  61
Net Assets, End of Period (000) ...................       $9,375              $16,623              $1,596              $2,101

(a) Commencement of operations.
(b) Per share net investment income has been
    calculated using the average shares outstanding
    during the year.
(c) The amount shown for a share outstanding does
    not correspond with the aggregate net gain/
    (loss) on investments for the period ended
    December 31, 1998, due to the timing of
    purchases and redemptions of fund shares in
    relation to fluctuating market values of the
    investments of the Fund.
(d) A contingent deferred sales charge is not
    reflected in total return calculations. Periods
    less than one year are not annualized.
(e) The ratio of operating expenses to average net
    assets without giving effect to this expense
    limitation described in Note 4 to the Financial
    Statements would have been (%) ................         3.85(f)              2.67                3.85(f)             2.67
(f) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks current income and capital growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION.   Equity securities are valued on the basis of
valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME.    Security transactions are
accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES.    The Fund intends to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.    Dividends and distributions
are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and distributions from Real Estate Investment Trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS.    The Fund, through its custodian, receives
delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE.    Costs incurred in fiscal 1995 in connection with
the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES.    For the year ended December 31, 1998
purchases and sales of securities (excluding short-term investments) were $31,625,023 and $20,258,511, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.    The Fund pays
management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadvisor, Loomis Sayles & Company, L.P. ("Loomis Sayles") for providing subadvisory services to the Fund at the rate of 0.40% of the first $200 million of the average daily net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formally known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED (a)
---------------
$142,249             Loomis Sayles
 106,686             NEFM

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

The effective management fee for the year ended December 31, 1998 was 0.70%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE.    New England Funds, L.P. ("New
England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $21,298 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES.    New England Funds Service Corporation ("NEFSCO") is
the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $75,312 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $769 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES.    Pursuant to Rule 12b-1 under the 1940
Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $46,490 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $37,270 and $5,146 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $111,808 and $15,438 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $265,746.

E. TRUSTEES FEES AND EXPENSES.    The Fund does not pay any compensation
directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                                       $205
        Meeting Fee                                            152/meeting
        Annual Committee Meeting Retainer                       31
        Annual Committee Chairman Retainer                      21

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS.    Loomis Sayles has voluntarily agreed, until further
notice to NEFM, to waive its entire subadvisory fee with respect to the Equity Income Fund. This agreement may be terminated by Loomis Sayles at any time. In addition, under an expense deferral arrangement, which NEFM may terminate at any time, NEFM has agreed to defer its management fee for the Fund and, if necessary, to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares, subject to the obligation of the Fund to pay NEFM such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than two years after the end of the fiscal year in which the fee or expense was deferred. As a result of the Fund's expenses exceeding the voluntary expense limitation during the period ended December 31, 1998, NEFM deferred $29,753 of its $106,686 management fees and Loomis Sayles waived their entire management fee of $142,249.

5. CAPITAL SHARES.    At December 31, 1998 there was an unlimited number of
shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                      YEAR ENDED                        YEAR ENDED
                                                    DECEMBER 31, 1997                 DECEMBER 31, 1998
                                               ---------------------------       --------------------------
CLASS A                                         SHARES           AMOUNT           SHARES          AMOUNT
-------                                        ---------       -----------        -------       -----------
Shares sold ............................         656,587       $11,309,160        605,911       $11,038,787
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income .           4,302            73,745         14,398           255,693
  Distributions from net realized gain .           9,084           155,582         10,133           171,218
                                               ---------       -----------        -------       -----------
                                                 669,973        11,538,487        630,442        11,465,698
Shares repurchased .....................          (7,694)         (132,782)      (452,923)       (8,091,937)
                                               ---------       -----------        -------       -----------
Net increase (decrease) ................         662,279       $11,405,705        177,519       $ 3,373,761
                                               ---------       -----------        -------       -----------

                                                     FOR THE PERIOD
                                                   SEPTEMBER 15, 1997(a)                YEAR ENDED
                                                 THROUGH DECEMBER 31, 1997           DECEMBER 31, 1998
                                                --------------------------        -------------------------
CLASS B                                          SHARES          AMOUNT           SHARES          AMOUNT
-------                                         --------       -----------        -------       -----------
Shares sold ............................         536,588       $ 9,256,725        547,429       $ 9,914,032
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income .             991            17,025          5,903           104,500
  Distributions from net realized gain .           1,617            27,782          8,752           147,992
                                               ---------       -----------        -------       -----------
                                                 539,196         9,301,532        562,084        10,166,524
Shares repurchased .....................          (6,360)         (107,487)      (151,715)       (2,689,057)
                                               ---------       -----------        -------       -----------
Net increase (decrease) ................         532,836       $ 9,194,045        410,369       $ 7,477,467
                                               ---------       -----------        -------       -----------
                                                     FOR THE PERIOD
                                                   SEPTEMBER 15, 1997(a)                YEAR ENDED
                                                 THROUGH DECEMBER 31, 1997           DECEMBER 31, 1998
                                                --------------------------        -------------------------
CLASS C                                          SHARES          AMOUNT           SHARES          AMOUNT
-------                                         --------       -----------        -------       -----------
Shares sold ............................          95,043       $ 1,644,267         64,147       $ 1,161,625
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income .             156             2,679            776            13,773
  Distributions from net realized gain .             284             4,871          1,200            20,278
                                               ---------       -----------        -------       -----------
                                                  95,483         1,651,817         66,123         1,195,676
Shares repurchased .....................          (4,759)          (79,873)       (37,673)         (670,268)
                                               ---------       -----------        -------       -----------
Net increase (decrease) ................          90,724       $ 1,571,944         28,450       $   525,408
                                               ---------       -----------        -------       -----------
Increase (decrease) derived from capital
  shares transactions ..................       1,285,839       $22,171,694        616,338       $11,376,636
                                               =========       ===========        =======       ===========

(a) Commencement of operations.

6. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust III and Shareholders of NEW ENGLAND EQUITY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Equity Income Fund (the "Fund"), a series of New England Funds Trust III, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust
                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
   Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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  Boston, Massachusetts

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